Exhibit 99.2

Benlysta(r) And beyond H. Thomas Watkins President and Chief Executive Officer JP Morgan Healthcare Conference January 9, 2012

2 Note Regarding Forward-Looking Statements This presentation includes statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include those regarding our expectations for BENLYSTA(r), business goals for 2012, and our financial guidance. These forward-looking statements are based on our current intentions, beliefs and expectations regarding future events. We cannot guarantee that any forward-looking statement will be accurate. Investors should realize that if underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could differ materially from our expectations. Investors are, therefore, cautioned not to place undue reliance on any forward-looking statement. Any forward-looking statement speaks only as of the date of this presentation, and, except as required by law, we do not undertake to update any forward-looking statement to reflect new information, events or circumstances. Some important factors that could cause our actual results to differ from our expectations in these forward-looking statements include: our lack of commercial experience and dependence on the sales growth of BENLYSTA; any failure to commercialize BENLYSTA successfully; the occurrence of adverse safety events with our products; changes in the availability of reimbursement for BENLYSTA; the inherent uncertainty of the timing, success of, and expense associated with, research, development, regulatory approval and commercialization of our pipeline products and new indications for existing products; substantial competition in our industry, including from branded and generic products; the highly regulated nature of our business; uncertainty regarding our intellectual property rights and those of others; the ability to manufacture at appropriate scale, and in compliance with regulatory requirements, to meet market demand for our products; our substantial indebtedness and lease obligations; our dependence on collaborations over which we may not always have full control; foreign exchange rate valuations and fluctuations; the impact of our acquisitions and strategic transactions; changes in the health care industry in the U.S. and other countries, including government laws and regulations relating to sales and promotion, reimbursement and pricing generally; significant litigation adverse to the company, including product liability and patent infringement claims; our ability to attract and retain key personnel; and increased scrutiny of the health care industry by government agencies and state attorneys general resulting in investigations and prosecutions. The foregoing list sets forth many, but not all, of the factors that could cause actual results to differ from our expectations in any forward- looking statement. Investors should consider this cautionary statement, as well as the risk factors identified in our periodic reports filed with the SEC, when evaluating our forward-looking statements HGS, Human Genome Sciences, and BENLYSTA are trademarks of Human Genome Sciences, Inc. Other trademarks referenced are the property of their respective owners.

NEAR-TERM: REDEFINING SLE TREATMENT BENLYSTA(r): first drug approved for SLE in more than 50 years Launched in U.S. late March 20111 Launched Germany and Canada (Q3), Spain and other European countries 2H11 Initial U.S. market-est. 200,000 SLE patients appropriate for BENLYSTA1,2 Specialty sales force targeting key physicians Global alliance with GSK >90% intent-to-use among U.S. rheums; >40% key accounts ordered since launch2 Continued expansion of commercial initiatives 3 1BENLYSTA is indicated in the U.S. for the treatment of adult patients with active, autoantibody- positive, systemic lupus erythematosus who are receiving standard therapy. Limitations of Use: The efficacy of BENLYSTA has not been evaluated in patients with severe active lupus nephritis or severe active central nervous system lupus. BENLYSTA has not been studied in combination with other biologics or intravenous cyclophosphamide. Use of BENLYSTA is not recommended in these situations. 2Per HGS primary market research

Long-term: expanding on benlysta and other opportunities BENLYSTA: expand market opportunity Initiated Phase 3 subcutaneous formulation trial Dec. 2011 Expect to initiate Phase 3 vasculitis trial 2H 2012 Expect to initiate Phase 3 lupus nephritis trial 2H 2012 Proof of concept/exploratory studies in additional indications GSK pipeline, Phase 3 trials ongoing Darapladib-cardiovascular Albiglutide-type 2 diabetes Oncology program World-class biologics manufacturing capability 4

REDEFINING SLE TREATMENT 5

Moderate 45% Severe 22% Initial Target: 200,000 Patients Over the Course of Their Disease2,3 Estimated 1,500,000 Patients with Lupus and Related Conditions1 325,000 SLE Patients Treated by Rheumatologists2 BENLYSTA INITIAL U.S. Market estimate: 200,000 Patients2,3 6 1 Per Lupus Foundation of America 2 Per HGS primary market research 3 Within BENLYSTA approved indication Mild 33%

Benlysta positioning in SLE treatment algorithm1 Initial Therapy Anti-malarials Low dose corticosteroids Acute (severe active)1 Intensified Therapy (persistent symptoms) 7 Chronic High dose corticosteroids Immunosuppressants Methotrexate Mycophenolate mofetil Azathioprine 5% Acute (severe active)1 Cyclophosphamide Other biologics 1 BENLYSTA is indicated in the U.S. for the treatment of adult patients with active, autoantibody- positive, systemic lupus erythematosus who are receiving standard therapy. Limitations of Use: The efficacy of BENLYSTA has not been evaluated in patients with severe active lupus nephritis or severe active central nervous system lupus. BENLYSTA has not been studied in combination with other biologics or intravenous cyclophosphamide. Use of BENLYSTA is not recommended in these situations. 2 Per HGS primary market research 5%2 At a point in time

(CHART) 2011 BENLYSTA U.S. WEEKLY GROSS SALES 8 4-week average gross sales ($Mil.) Q2 Gross 8.6 Net 7.6 Q3 Gross 21.3 Net 18.8 Q4 (est.) Gross 29.1 Net 25.7 July 4th Thanksgiving Labor Day Memorial Day Christmas 1.7

Patient identified/ verify benefits Education Patient Selection/ Qualification Trial Adoption DRIVING PARADIGM CHANGE IN SLE TREATMENT 9 Understand clinical data Translate data to real life practice Determine appropriate patient profiles Select individual patients Secure reimbursement Complete patient identification Implement infusions Small number of patients to start Evaluate clinical experience Confirm sufficient claims processing Refine perception of efficacy and safety profile Select appropriate patients for BENLYSTA treatment more broadly

FOCUS in 2011: Driving AcCounT Penetration Working towards changing SLE treatment paradigm with BENLYSTA Majority of rheumatologists who started BENLYSTA are in trial mode; early anecdotal feedback favorable Key indicators heading steadily in the right direction >90% of rheumatologists surveyed intend to use; >50% report they have begun to prescribe >40% demand-generating accounts initiating therapy in Q4, from ~30% in 3Q Steady penetration in new accounts 10 >40% *Direct account penetration adjusted to account for orders fulfilled via Specialty Pharmacy Providers or referred to Alternate Sites of Care

11 Q9. Have you prescribed BENLYSTA (belimumab) to any of your SLE patients? Q14. Previously, you indicated you anticipate using BENLYSTA in your SLE patients. How soon do you anticipate you would begin using BENLYSTA? Source: HGS market research Majority of Rheumatologists SURVEYED have begun to prescribe BENLYSTA 24% within 3 mos. 100% 0% Prescribe BENLYSTA to at least some of my patients Plan to use within 3 months Plan to use within 6 months Plan to use within 6 months + Do not intend to use BENLYSTA Not aware of BENLYSTA Rheumatologist Self-Reported Prescribing/Intent to Prescribe 10% within 6 mos. 58% are using BENLYSTA

High volume infusion centers have begun to adopt BENLYSTA more broadly Hospital penetration follows with continued progress with formulary approvals 12 Leading indicators of broader adoption (CHART) (CHART) $3.2 $1.1 $0.2

Enhanced speakers program Direct to patient education Peer-to-peer education Clinical data/ publications J-Code Accumulated clinical experience Patient identified/ verify benefits Factors that influence broader adoption of benlysta by physicians 13 Increases/Decreases urgency to initiate therapy Insufficient clinical experience Formulary coverage/ reimbursement

BENLYSTA continues to GAIN GREATER ACCESS Product specific J-Code effective Jan. 1, 2012 Payer reimbursement - relevant for community accounts ~70% of patients BENLYSTA covered for nearly all covered lives (50%+ by policy, remainder by exception) BENLYSTA reimbursement experience spreading Hospital formularies - ~30% of patients BENLYSTA on formulary for 55% of key hospitals Continued steady progress in additional institutions So far, no denied approvals 14

BENLYSTA REpresents a significant opportunity outside the u.s.1 15 1 In the E.U., BENLYSTA is indicated as an add-on therapy in adult patients with active autoantibody-positive systemic lupus erythematosus (SLE), with a high degree of disease activity (e.g. positive anti-dsDNA and low complement), despite standard therapy. E.U. limitations of Use: The efficacy of BENLYSTA has not been studied in patients with severe active lupus nephritis or severe active central nervous system lupus. Use of BENLYSTA is not recommended in these situations. Use of belimumab is therefore not recommended to treat these conditions. Caution should be exercised if belimumab is co-administered with other B-cell targeted therapy or cyclophosphamide, as it has not been studied in combination with these agents. 2 Launched with reimbursement in Denmark, Finland, Germany, Norway , Spain and Sweden. Available without national reimbursement in Austria, Baltics, Hungary, Netherlands, Poland, Portugal and UK Launched in Germany and Canada (Q3), Spain (Q4) and several other European countries1 in 2011 Other major markets to follow in 2012 France and Italy Regulatory applications under review in a number of other countries Regulatory submissions anticipated in additional countries during 2012 Phase 3 SLE trial in Asia initiated Q3 2011 China, Japan and South Korea

BROAD POTENTIAL BEYOND INITIAL MARKET ENTRY IN SLE

Subcutaneous Formulation

May enable weekly self-administration

Initiated Q4 2011

New Indications

Phase 3 Vasculitis Trial

- Expect to initiate 2H 2012

Phase 3 Lupus Nephritis Trial

- Expect to initiate 2H 2012

Post-Marketing Studies

- Large, randomized safety trial
- Black / African American patients

Proof-of-Concept/ Exploratory Studies

- Sjögren's Syndrome[1]
- Waldenstrom's Disease[1]
- Transplant[1]
- Idiopathic thrombocytopenic purpura
- Myasthenia gravis
- Idiopathic membranous nephropathy

[1]Ongoing investigator initiated studies

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BENLYSTA SUBCUTANEOUS FORMULATION INITIATED Q4 2011 New formulation may enable weekly self-administration Phase 3, placebo-controlled, worldwide, "BLISS-like" Approximately 816 SLE patients randomized 2:1 BENLYSTA 200 mg weekly plus std therapy vs. placebo plus std therapy Initial results anticipated 2H 2014 17

ANCA-ASSOCIATED VASCULITIS PLANNED 2H 2012 Autoimmune condition that involves inflammation in the blood vessels Associated with elevated BLyS Unmet need for new treatment with proven efficacy and acceptable safety/tolerability BENLYSTA Phase 3 data showed clinical improvement in vasculitis domain Potential new indication for current BENLYSTA physician group Expect to initiate Phase 3, placebo-controlled, worldwide trial 2H 2012 18

ACTIVE Lupus Nephritis planned 2H 2012 BLISS studies excluded patients with severe active lupus nephritis Important unmet need Study potentially label enabling Expect to initiate Phase 3 study in patients with active lupus nephritis 2H 2012 19

BROAD POTENTIAL IN A PIPELINE OF UNDERSERVED MARKETS BENLYSTA Franchise Summary 20 U.S. SLE Groundwork in place to gain additional traction Positive leading indicators suggest continued progress Ex-U.S. Commercialization Vasculitis, Active Lupus Nephritis - potential indications beyond SLE

Manufacturing Supply To Meet Demand HGS delivering worldwide supply / state-of-the-art capabilities Currently have at least a year's worth of inventory on hand 2 x 20K liters in-house manufacturing capacity for BENLYSTA Sufficient to produce worldwide supply for first 2-3 years of launch Lonza offers additional capacity Agreement signed July 2010 2013 target for U.S. production 4 X 20K liter Lonza capacity available for BENLYSTA (6 x 20K liters total capacity) Second generation process Increase productivity Expand capacity Implement in 2015 21

MID-STAGE HGS PIPELINE, LATE-STAGE GSK PRODUCTS PROVIDE FUTURE GROWTH POTENTIAL



Name
Indication
Phase 1
Phase 2
Phase 3
Marketed
LEAD
BENLYSTA®
Systemic Lupus[1, 2]
Raxibacumab
Inhalation Anthrax[3]
GSK
Darapladib
Cardiovascular Disease
Albiglutide
Type 2 Diabetes
EMERGING
BENLYSTA
Vasculitis[4]
BENLYSTA
Active Lupus Nephritis[4]
Mapatumumab
Cancer
HGS1036
Cancer[5,6]

1. Phase 3 trial in Asia initiated Q3 2011
2. Phase 3 trial of subcutaneous formulation initiated Q4 2011
3. Sales to Strategic National Stockpile under U.S. Government contract
4. Initiation of Phase 3 trial planned 2H 2012
5. Formerly FP-1039. Rights acquired March 2011 from FivePrime Therapeutics.
6. Phase 1b chemotherapy combination studies planned 2012.

HUMAN GENOME SCIENCES

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RAXIBACUMAB Treatment for Inhalation Anthrax First 20,000 doses delivered H1 2009 to the U.S. Strategic National Stockpile; $163 million in revenue recognized through Q2 2009 45,000 more doses to be delivered over a three-year period; $142 million award; initiated 4Q09 $117 million in revenue recognized through year- end 2011 Submitted BLA in Q2 2009 $20 million in revenue upon FDA licensure Complete Response Letter received November 2009; working closely with FDA to obtain approval 23

Discovered by GSK based on HGS technology 10% royalty on worldwide sales 20% co-promotion option in North America and Europe CV disease one of the largest markets in the pharmaceutical industry Darapladib Phase 3 for Cardiovascular Disease Lp-PLA2 inhibitor as a potential anti-atherosclerosis agent for cardiovascular disease Two Phase 3 trials to evaluate Major Adverse Cardiovascular Events (MACE) STABILITY: ~15,800 patients; 39 countries; initiated December 2008; fully enrolled SOLID-TIMI 52: >13,000 patients in 40 countries; initiated December 2009; fully enrolled 24

Licensed to GSK Fees and milestone payments up to $183 million; up to $150 million still to be received1 Single-digit net royalties on worldwide sales Approximately 18.8 million diagnosed type 2 diabetes patients in the U.S.2 Albiglutide Phase 3 for Type 2 Diabetes Once-a-week GLP-1 agonist Eight Phase 3 studies to evaluate efficacy and safety as mono- and add-on therapy in patients with type 2 diabetes Topline data available from one Phase 3 study; data support continued progression towards registration Initial results from remaining studies available over next several months 25 1Includes regulatory and sales milestones 2National Diabetes Fact Sheet, 2011, Centers for Disease Control and Prevention

HGS ONCOLOGY Mapatumumab (monoclonal antibody to the TRAIL-R1; HGS-ETR1) Targets TRAIL apoptosis pathway Phase 2 chemotherapy combo trial in hepatocellular carcinoma ongoing HGS1036 (first-in-class ligand trap targeting FGF pathway) Potential in various cancer indications Phase 1 data expected in 2012; safe and well tolerated Phase 1b chemotherapy combination studies planned for 2012 26

Strong financial position Strengthened balance sheet with $429 million of proceeds from convertible note offering1 Expect cash and investments at year-end 2011: $875 - $885 million Expect R&D expense to total $195 - $205 million in 2011, and $150 - $180 million in 2012 Expect SG&A expense to total $155 - $165 million in 2011, and $160 - $180 million in 2012 Ongoing commitment to efficient operations 27 1Gross proceeds were approximately $495 million before deducting offering expenses and the costs of the related hedging transactions.

Potential Blockbuster Product Pipeline to Fuel Future Growth Manufacturing Excellence Commercial Readiness World-Class Partner Seasoned Leadership A Formula for Sustainable Growth Building Shareholder Value 28

Thank You 29